Exhibit 10.22

AMENDMENT TO LEASE

This Lease Amendment (“Amendment”) is entered into on December 1st, 2008 by and between CDM Development, LLC (“Landlord”) and Tiger Financial Management, LLC (“Tenant”), and amends the lease regarding the property commonly known as 3611 North Ridge Road, Wichita, Kansas 67205 between Landlord and Tenant executed on January 1st, 2008 (“Lease”)

For Ten Dollars and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto agree to amend the Lease as follows:

Section 1. Premises

1.	This section is hereby amended to increase the square feet from the current 8,438 feet to 9,467 feet.

2.	Further, this section is hereby amended to increase the amount of the building from the current 78% to 88.05%.

Section 4. Rent

1.	This section is hereby amended to increase the monthly rent from the current $11,250.67 to $12,622.67.

All other provisions of the Lease remain in full force and effect.

CDM Development, LLC		Tiger Financial Management, LLC

By:	/s/ Doug Rippel	/s/ Chad Faulkner
Title:	CEO	President
Date: December 1, 2008		December 1, 2008